Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT dated as of March 22, 2019 (this “Amendment”), to the Credit Agreement dated as of March 29, 2018 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”), among FORTUNE BRANDS HOME & SECURITY, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A. Pursuant to the Existing Credit Agreement, the Lenders have extended credit to the Borrower.

B. The Borrower, the Lenders and the Administrative Agent wish to amend the Existing Credit Agreement on the terms and conditions set forth below.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Terms Generally. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply mutatis mutandis to this Amendment. Capitalized terms used herein but not defined herein have the meanings assigned to them in the Credit Agreement (after giving effect to this Amendment (unless otherwise specified herein)).

SECTION 2. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by amending the definition of “Maturity Date” in its entirety as follows:

“Maturity Date” means March 23, 2020.

(b) Section 1.01 of the Existing Credit Agreement is hereby amended by amending the definition of “Term Loans” in its entirety as follows:

“Term Loans” means the term loans made on the Closing Date.

(c) Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the definitions of “First Amendment”, “First Amendment Effective Date” and “Incremental Loan” in their entirety.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Lenders that, as of the Second Amendment Effective Date (as defined below):

(a) This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and the Credit Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of the Borrower set forth in the Credit Documents are true and correct in all material respects (but in all respects if such representation and warranty is qualified by “material” or “Material Adverse Effect”) on and as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date; provided, however, that for purposes of the foregoing the reference in the definition of “Disclosed Matters” to the “Closing Date” shall be deemed a reference to the “Second Amendment Effective Date”.

(c) No Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Amendment Execution. The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (A) the Borrower, (B) the Lenders and (C) the Administrative Agent.

(b) Exiting Lender. The Administrative Agent shall have received (i) an exiting lender consent in the form attached hereto as Exhibit A executed by Barclays Bank PLC (the “Exiting Lender Consent”), (ii) repayment in full of the outstanding principal amount of the Term Loan (as defined in the Existing Credit Agreement) held by Barclays Bank PLC and all other amounts owing to Barclays Bank PLC or accrued for its account under the Existing Credit Agreement (which shall be in the amount specified in the Exiting Lender Consent) and (iii) payment in full of all accrued interest owed to the Lenders on the Term Loans as of the Second Amendment Effective Date.

(c) Expenses. The Administrative Agent shall have received reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of a single counsel), to the extent invoiced reasonably prior to the Second Amendment Effective Date, required to be reimbursed or paid by any Credit Party under the Credit Agreement or any other Credit Document.

SECTION 5. Consent. Notwithstanding any other provision in the Credit Agreement to the contrary, each of the Lenders party hereto hereby consents to the prepayment in full of all amounts described in Section 4(b)(ii) above to Barclays Bank PLC.

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SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document, shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging (including in ..pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law, Etc. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Paragraphs (b) through (d) of Section 9.09 and Section 9.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

SECTION 9. Headings. Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Credit Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FORTUNE BRANDS HOME & SECURITY, INC., as Borrower

By	/s/ Matthew C. Lenz
Name:	Matthew C. Lenz
Title:	Vice President and Treasurer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By	/s/ James Shender
Name:	James Shender
Title:	Vice President

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as a Lender

By	/s/ Jason Yakabu
Name:	Jason Yakabu
Title:	Vice President

[Signature Page to Second Amendment]

Exhibit A

Form of Exiting Lender Consent

March 22, 2019

1.

Reference is made to that certain Credit Agreement dated as of March 29, 2018 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement”), among FORTUNE BRANDS HOME & SECURITY, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Terms used but not otherwise defined herein have the meaning set forth in the Existing Agreement.

2.	Barclays Bank PLC (the “Exiting Lender”) is a “Lender” under the Existing Agreement.

3.

Effective as of the date hereof, the Borrower, the Administrative Agent and certain of the other Lenders are entering into an amendment of the Existing Agreement (the “Amended Credit Agreement”) which, pursuant to Section 9.02 of the Existing Agreement, requires the consent of each Lender under the Existing Agreement.

4.

The Exiting Lender hereby (a) for the sole purpose of facilitating satisfaction of the consent requirement set forth in Section 9.02 the Existing Agreement relative to the Amended Credit Agreement, consents to the amendments of the Existing Agreement embodied in the Amended Credit Agreement and (b) agrees that, upon the effectiveness of the Amended Credit Agreement and the payment to the Exiting Lender of $175,111,866.32 in immediately available funds in accordance with instructions provided by the Exiting Lender, the outstanding Term Loans of the Exiting Lender and accrued interest thereon and all other amounts owing to it or accrued for its account under the Existing Agreement shall be reduced to zero and the Exiting Lender shall cease to have any rights or duties as a Lender under either the Existing Agreement or the Amended Credit Agreement except for rights or duties in respect of indemnification obligations (including pursuant to Section 9.03 of the Existing Credit Agreement) and rights pursuant to Sections 2.15, 2.16 and 2.17 of the Existing Credit Agreement which by their terms survive repayment of the Term Loans. For further certainty, and notwithstanding the foregoing, the Exiting Lender is not hereby consenting to an extension of the Term Loans pursuant to the Amended Credit Agreement nor incurring any obligations to any Person with respect to the Amended Credit Agreement.

5.	Delivery of an executed signature page of this Exiting Lender Consent by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

6.	This Agreement shall be construed in accordance with and governed by the law of the State of New York.

[Signature Page Follows]

IN WITNESS WHEREOF, the Exiting Lender has executed this Exiting Lender Consent as of the date above first written.

BARCLAYS BANK PLC

By:
Name:
Title:

Signature Page to Exiting Lender Consent